UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 18, 2006

NORTEL NETWORKS CORPORATION

(Exact name of registrant as specified in its charter)

CANADA	001-07260	NOT APPLICABLE

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

195 THE WEST MALL, TORONTO, ONTARIO, CANADA	M9C 5K1

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	905-863-0000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement
On October 18, 2006, the registrant’s principal operating subsidiary, Nortel Networks Limited (“Nortel”) signed an agreement (the “Agreement”) with Flextronics Telecom Systems Ltd. (“Flextronics Telecom”), which amended the following agreements among Nortel, Flextronics Telecom and Flextronics International Ltd. (“Flextronics Limited” and, together with Flextronics Telecom, “Flextronics”):
(1)   an asset purchase agreement dated June 29, 2004 among Nortel, Flextronics Limited, and Flextronics Telecom, which was filed as Exhibit 10.3 to the registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, as amended by: (a) a first amending agreement dated as of November 1, 2004, which was filed as Exhibit 10.60 to the registrant’s Annual Report on Form 10-K for the year ended December 31, 2004 (the “First Amending Agreement”); (b) a second amending agreement effective February 7, 2005, which was filed as Exhibit 10.3 to the registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 (the “Second Amending Agreement”); (c) a third amending agreement made as of August 22, 2005, which was filed as Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed August 26, 2005 (“Third Amending Agreement”); and (d) a fourth amending agreement and a fifth amending agreement, both made as of May 8, 2006, which were filed as Exhibits 10.2 and 10.3, respectively, to the registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 (respectively, the “Fourth Amending Agreement” and “Fifth Amending Agreement”) (collectively, the “Asset Purchase Agreement”);
(2)   an amended and restated master contract manufacturing services agreement dated as of June 29, 2004, which was filed as Exhibit 10.4 to the registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 (the “MCMSA”), as amended by: (a) a first MCMSA amending agreement dated as of November 1, 2004, which was filed as Exhibit 10.59 to the registrant’s Annual Report on Form 10-K for the year ended December 31, 2004 (the “First MCMSA Amending Agreement”); and (b) a second MCMSA amending agreement dated as of May 8, 2006, which was filed as Exhibit 10.4 to the registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 (the “Second MCMSA Amending Agreement”); and
(3)   a letter agreement dated June 29, 2004, which was filed as Exhibit 10.7 to the registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 (the “Letter Agreement”), as amended pursuant to an amended and restated letter agreement dated as of May 8, 2006 (the “Amended and Restated Letter Agreement”), which was filed as Exhibit 10.6 to the registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006.
The Agreement, among other things, restructured the purchase commitments by Nortel pursuant to the MCMSA and increased Nortel’s obligation, pursuant to the Asset Purchase Agreement and the Amended and Restated Letter Agreement, to reimburse Flextronics for certain costs associated with the transaction.
The foregoing summary description of the Asset Purchase Agreement, First Amending Agreement, Second Amending Agreement, Third Amending Agreement, Fourth Amending Agreement, Fifth Amending Agreement, MCMSA, First MCMSA Amending Agreement, Second MCMSA Amending Agreement, Letter Agreement and Amended and Restated Letter Agreement, is not purported to be complete and is qualified in it entirety by reference to the terms and conditions of those respective agreements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS CORPORATION
By:	/s/ Gordon A. Davies
Gordon A. Davies
General Counsel – Corporate and Corporate Secretary

By:	/s/ Anna Ventresca
Anna Ventresca
Assistant Secretary

Dated: October 24, 2006

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